UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

PITOOEY!, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15685 N. Cave Creek Rd., Suite 101
Phoenix, AZ	85032
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(480) 999-6025

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM

On April 29, 2013 (“Issuance Date”), the Registrant entered into an Investment Agreement (the “Agreement”), whereby the Registrant agreed to issue Secured Debentures up to a total principal amount of $1,100,000 to a Lender.

On August 15, 2013, the Registrant received a Notice of Default (“Notice”) from the Lender stating that an Event of Default had occurred, due to non-performance of certain benchmarks, as set forth in the Agreement.  In accordance with the terms of the Agreement, the Collateral shall be delivered from escrow to the Lender.

At this time, the Registrant does not expect to be required to repay the entirety of the Debentures, as it is anticipated that the Collateral will satisfy all or most of the Secured Debentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITOOEY!, INC. (Registrant)

Signature	Title	Date

/s/ Jacob DiMartino	CEO, President and Director	August 16, 2013
Jacob DiMartino

/s/ David Sonkin	Director	August 16, 2013
David Sonkin

/s/ Patrick Deparini	Chief Financial Officer and	August 16, 2013
Patrick Deparini	Director

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